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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 20, 1999

                              MedicalControl, Inc.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                    Delaware
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                               1-11922 75-2297429
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           (COMMISSION FILE NUMBER) (IRS EMPLOYER IDENTIFICATION NO.)

8625 King George, Suite 300, Dallas, Texas                       75235
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

REGISTRANT'S TELEPHONE NO. INCLUDING AREA CODE:  (214) 630-6368


ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

The accounting firm of Arthur Andersen LLP ("Arthur Andersen") represented MedicalControl, Inc. (the "Company") as its independent accountants during each of the two fiscal years ended December 31, 1998 and 1997. The Board of Directors of the Company, upon recommendation of its Audit Committee has, by unanimous written consent, determined to dismiss Arthur Andersen and to appoint Grant Thornton LLP as the Company's independent accountants to audit the Company's financial statements for the year ending December 31, 1999 effective as of October 30, 1999.

During the Company's two most recent fiscal years and subsequent interim periods, for which Arthur Andersen was the Company's independent auditors, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Arthur Andersen's reports on the financial statements of the Company for the



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two most recent fiscal years, for which Arthur Andersen was the Company's independent auditors, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and any subsequent interim period, there have been no "reportable events" as defined in Regulation S-K Item 304(a)
(1) (v) with Arthur Andersen.

The Company requested and received from Arthur Andersen a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements set forth above, in connection with this filing. A copy of that letter, dated October 20, 1999, is attached as Exhibit 16 with this filing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

16. Letter of Arthur Andersen LLP addressed to the Securities and Exchange Commission dated October 20, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 20, 1999                    MEDICALCONTROL, INC.

                                            By:  /s/ Bob E. Buddendorf
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                                                 Bob E. Buddendorf
                                                 Senior Vice President and
                                                 Chief Financial Officer

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
16            Letter of Arthur Andersen LLP addressed to the Securities and
              Exchange Commission dated October 20, 1999.